                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     / / Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        UNIVERSAL HEALTH SERVICES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 1995

     Notice is hereby given that the Annual Meeting of Stockholders of Universal Health Services, Inc. (the "Company") will be held on Wednesday, May 17, 1995 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania for the following purposes:

     (1) To have the holders of Class A and Class C Common Stock elect one Class II director and to have the holders of Class B and Class D Common Stock elect one Class II director, both directors to serve for a term of three years until the annual election of directors in 1998 and election and qualification of their respective successors.

     (2) To have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Amendment to the 1992 Stock Option Plan, adopted by the Board of Directors of the Company.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 7, 1995, are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                /s/  SIDNEY MILLER
                                                     -----------------------
                                                     SIDNEY MILLER
                                                       Secretary

King of Prussia, Pennsylvania
April 20, 1995

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                           KING OF PRUSSIA, PA 19406

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement (first mailed to stockholders on or about April 20, 1995) is furnished in connection with the solicitation by the Board of Directors of Universal Health Services, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. The meeting will be held on Wednesday, May 17, 1995 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania. The Annual Meeting is being held (1) to have the holders of Class A and C Common Stock elect one Class II director of the Company and to have the holders of Class B and D Common Stock elect one Class II director of the Company, both of whom will serve for terms of three years until the annual election of directors in 1998 and the election and qualification of their respective successors; (2) to have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Amendment to the 1992 Stock Option Plan, which was adopted by the Board of Directors of the Company; and (3) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     A copy of the Company's Annual Report to Stockholders, including financial statements for the year ended December 31, 1994, is enclosed herewith.

     A separate form of Proxy applies to the Company's Class A and Class C Common Stock and a separate form of Proxy applies to the Company's Class B and Class D Common Stock. Enclosed is a Proxy for the shares of stock held by you on the record date. Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by the Company prior to the Annual Meeting, be voted FOR each of the nominees for directors and FOR the approval of the Amendment to the 1992 Stock Option Plan. Any Proxy executed and returned to the Company is revocable by delivering a later signed and dated Proxy or other written notice to the Secretary of the Company at any time prior to its exercise. A Proxy is also subject to revocation if the person executing the Proxy is present at the meeting and chooses to vote in person.

                                     VOTING

     Only stockholders of record as of the close of business on April 7, 1995 are entitled to vote at the Annual Meeting. On that date, 1,090,527 shares of Class A Common Stock, par value $.01 per share, 109,622 shares of Class C Common Stock, par value $.01 per share, 12,718,181 shares of Class B Common Stock, par value $.01 per share, and 21,953 shares of Class D Common Stock, par value $.01 per share, were outstanding.

     The Company's Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share. Each holder of Class A Common Stock may cumulate his votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he may distribute his votes on the same principle among as many candidates as he shall see fit. For a holder of Class A Common Stock to exercise his cumulative voting rights, the stockholder must give notice at the meeting of his intention to cumulate his votes.

     As to matters other than the election of directors, including the approval of the Amendment to the 1992 Stock Option Plan, the Company's Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in their discretion, may require beneficial owners to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from the stock records of the Company.

     Stockholders entitled to vote for the election of directors can withhold the authority to vote for any one or more nominees. Nominees receiving a plurality of the votes cast will be elected. Abstention from the vote to consider the adoption of the Amendment, or the approval of such other matters as may properly come before the meeting, or any adjournment thereof, are treated as votes against the proposal. Broker non-votes are treated as shares as to which the beneficial owners have withheld voting authority and therefore as shares not entitled to vote on the matter, thereby making it easier to obtain the approval of holders of a majority of the aggregate voting power of the shares entitled to vote as is required for approval of the various proposals.

     As of April 7, 1995, the shares of Class A and Class C Common Stock constituted 8.6% of the aggregate outstanding shares of the Company's Common Stock, had the right to elect five members of the Board of Directors and constituted 89% of the general voting power of the Company; and as of that date the shares of Class B and Class D Common Stock constituted 91.4% of the outstanding shares of the Company's Common Stock, had the right to elect two members of the Board of Directors and constituted 11% of the general voting power of the Company.

     As of February 15, 1995, the Company's current directors and officers as a group owned of record or beneficially 1,086,777 shares of Class A Common Stock, 167,446 shares of Class B Common Stock (excluding shares issuable upon exercise of options), 108,867 shares of Class C Common Stock and 415 shares of Class D Common Stock, representing 99.7%, 1.3%, 99.3% and 1.8%, respectively, of the outstanding shares of each class and constituting 88.5% of the general voting power of the Company on that date. Holders of approximately 1,080,577 shares of Class A Common Stock and 108,092 shares of Class C Common Stock, constituting 99.1% of the outstanding Class A Common Stock, 98.6% of the outstanding Class C Common Stock and 87.8% of the general voting power of the Company, have agreed pursuant to a Stockholders Agreement, dated September 26, 1985, as amended, to vote their shares of Class A Common Stock and Class C Common Stock to approve or disapprove such matters as shall be presented to the stockholders of the Company for approval in accordance with written instructions from Alan B. Miller relating to: (a) a merger or consolidation of the Company with or into any other individual, corporation, partnership or other person or entity other than a merger or consolidation pursuant to which the Company is the continuing corporation and the result of which is not a sale, transfer or other disposition of or a modification of the form of ownership of the Company as it exists on the date of such Agreement; (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any substantial part of the assets of the Company (including without limitation any voting securities of a subsidiary of the Company) or of a subsidiary (which assets of the subsidiary constitute a substantial part of the assets of the Company) to any other individual, corporation, partnership or other person or entity; (c) the election of directors; or (d) any agreement, contract or other arrangement providing for any of the transactions described above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 15, 1995 the number of shares of equity securities of the Company and the percentage of each class owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of the general voting power of the Company currently held, by (i) all stockholders known by the Company to own more than 5% of any class of the Company's equity securities, (ii) all directors of the Company who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                                                                                    PERCENTAGE
                                   CLASS A             CLASS B            CLASS C       CLASS D     OF GENERAL
      NAME AND ADDRESS OF          COMMON               COMMON            COMMON         COMMON       VOTING
      BENEFICIAL OWNER(1)         STOCK(2)             STOCK(2)          STOCK(2)       STOCK(2)     POWER(3)
- -------------------------------   ---------      --------------------    ---------      --------    ----------
Martin Meyerson
University of Pennsylvania                           9,879 (4)(5)(12)                      100(5)        (5)
225 Van Pelt Library
Philadelphia, PA 19103

Alan B. Miller(6)                 1,017,508      1,186,332 (4)(12)         101,730                     82.6%
                                     (93.3%)         (8.5%)                 (92.8%)
Sidney Miller(6)                     60,843         97,754 (4)(5)(7)         6,088                      5.0%
                                      (5.6%)                                 (5.6%)

Anthony Pantaleoni(6)                 2,226(5)       6,710 (4)(5)(8)           274(5)      140(5)(8)      (5)
Fulbright & Jaworski, L.L.P.                               (12)
666 Fifth Avenue
New York, NY 10103

Leonard W. Cronkhite, Jr., M.D.                      2,625 (5)(12)                                       (5)
11 Quarry Road
Brunswick, ME 04011

Robert H. Hotz                                         625 (5)(12)                                       (5)
Dillon Read, and Co., Inc.
535 Madison Avenue
New York, NY 10022

John H. Herrell                                        625 (5)(12)                                       (5)
Mayo Clinic
200 First Street, SW
Rochester, MN 55905

Kirk E. Gorman                                      24,582 (5)                                           (5)

Michael G. Servais                                  21,788 (5)(12)                                       (5)

Richard C. Wright                     6,200(5)      17,303 (4)(5)              775(5)      175(5)        (5)

Steve G. Filton                                     12,459 (5)(12)                                       (5)

                                                                                                    PERCENTAGE
                                         CLASS A        CLASS B           CLASS C       CLASS D     OF GENERAL
         NAME AND ADDRESS OF             COMMON         COMMON            COMMON         COMMON       VOTING
         BENEFICIAL OWNER(1)            STOCK(2)       STOCK(2)          STOCK(2)       STOCK(2)     POWER(3)
- -------------------------------------   ---------      ---------         ---------      --------    ----------
The Bass Management Trust
  and Other Related Parties                              987,100 (9)                                     (5)
c/o W. Robert Cotham                                       (7.8%)
201 Main Street, Suite 2600
Fort Worth, TX 76102

Neuberger & Berman                                       861,857 (10)                                    (5)
605 Third Avenue                                           (6.8%)
New York, NY 10158

FMR Corp.                                              1,505,800 (11)                                   1.1%
82 Devonshire Street                                      (11.8%)
Boston, MA 02109

All directors & executive officers      1,086,777      1,427,380 (12)      108,867         415         88.5%
as a group (12 persons)                    (99.7%)        (10.2%)           (99.3%)       (1.8)%

- ---------------

 (1) Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

 (2) Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

 (3) As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

 (4) Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

 (5) Less than 1%.

 (6) Messrs. Alan B. Miller, Sidney Miller, and Anthony Pantaleoni have entered into a Stockholders Agreement pursuant to which they have agreed to vote their shares of Classes A and C Common Stock with respect to certain matters as directed by Alan B. Miller. Parties to this Stockholders Agreement beneficially own an aggregate of 1,080,577 shares of Class A Common Stock and 108,092 shares of Class C Common Stock, constituting 87.8% of the general voting power of the Company.

 (7) Includes 30,000 shares of Class B Common Stock which are beneficially owned by Mr. Miller's spouse.

 (8) Includes 1,445 shares of Class B Common Stock and 140 shares of Class D Common Stock which are beneficially owned by Mr. Pantaleoni and are held by Mr. Pantaleoni in trust for the benefit of certain members of his family.

 (9) These securities are held by The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Sid R. Bass Management Trust, Sid R. Bass and Lee M. Bass. Information is based on Schedule 13D dated October 26, 1994.

(10) These securities are held by Neuberger & Berman, as investment advisor and broker dealer manager of assets for individuals and various pension plans and accounts. Information is based on Amendment No. 4 to Schedule 13G dated February 10, 1995.

(11) These securities are held by FMR Corp., a parent holding company. Information is based on Schedule 13G dated February 13, 1995.

(12) Includes 63,875 shares issuable pursuant to stock options to purchase Class B Common Stock held by directors and officers of the Company and exercisable within 60 days of February 15, 1995 as follows: Alan B. Miller (50,000); Anthony Pantaleoni (625); Thomas J. Bender (1,250); Michael G. Servais (7,250); Martin Meyerson (625); Leonard W. Cronkhite, Jr., M.D.
     (625); Steve G. Filton (2,250); Robert H. Hotz (625); and John H. Herrell
     (625).

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members. The Board of Directors is currently fixed at seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting. Under the Company's Restated Certificate of Incorporation, holders of shares of the Company's outstanding Class B and Class D Common Stock are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in each of Class II and Class III, and the holders of Class A and Class C Common Stock are entitled to elect the remaining directors, currently five directors, two in Class I, one in Class II, and two in Class III.

     The persons listed below currently constitute the Company's Board of Directors. The term of the Class II directors, Mr. Anthony Pantaleoni and Mr. Robert H. Hotz, expire at the 1995 Annual Meeting. Mr. Anthony Pantaleoni has been nominated to be elected by the holders of Class A and Class C Common Stock, and Mr. Robert H. Hotz has been nominated to be elected by the holders of Class B and Class D Common Stock. The Company has no reason to believe that either of the nominees will be unavailable for election; however, if either of the nominees becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. Both nominees have consented to be named and have indicated their intent to serve if elected.

     The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
- ---------------------------  --------   -----------------  ---   -------------------------------------  --------
NOMINEES FOR TERMS
EXPIRING IN 1998
- ------------------

Anthony Pantaleoni.........    II           A Common       55    Partner in the law firm of Fulbright     1982
                                            C Common             & Jaworski L.L.P., New York, New York
                                                                 since 1970. Director of Faircom Inc.,
                                                                 Martech USA, Inc., AAON, Inc. and
                                                                 Westwood Corporation. The Company
                                                                 utilized during the year ended
                                                                 December 31, 1994 and currently
                                                                 utilizes the services of Fulbright &
                                                                 Jaworski L.L.P. as counsel.

Robert H. Hotz.............    II           B Common       50    Managing Director, Member of the         1991
                                            D Common             Operating Committee and Co-Head of
                                                                 Corporate Finance at Dillon, Read &
                                                                 Co., Inc. Prior thereto, Senior
                                                                 Executive Vice President and Head of
                                                                 Corporate Finance at Smith Barney,
                                                                 Harris Upham & Co. Director of
                                                                 Heckler Manufacturing and Investment
                                                                 Group, Inc., Dillon, Read & Co., Inc.
                                                                 and Mikasa, Inc.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
- ---------------------------  --------   -----------------  ---   -------------------------------------  --------
DIRECTORS WHOSE TERMS
EXPIRE IN 1996
- ---------------------
Alan B. Miller.............    III          A Common       57    Chairman of the Board, President and     1978
                                            C Common             Chief Executive Officer of the
                                                                 Company since 1978. Prior thereto,
                                                                 President, Chairman of the Board and
                                                                 Chief Executive Officer of American
                                                                 Medicorp, Inc. Trustee of Universal
                                                                 Health Realty Income Trust. Director
                                                                 of GMIS Inc., Genesis Health
                                                                 Ventures, Penn Mutual Life Insurance
                                                                 Company and CDI Corp.

Sidney Miller..............    III          A Common       68    Secretary of the Company since 1990.     1978
                                            C Common             Assistant to the President during
                                                                 1993 and 1994. Prior thereto,
                                                                 Executive Vice President of the
                                                                 Company since 1983, Senior Vice
                                                                 President of the Company since 1982
                                                                 and Vice President of the Company
                                                                 since 1978; Prior thereto, Vice
                                                                 President -- Financial Services and
                                                                 Control of American Medicorp, Inc.

Leonard W. Cronkhite, Jr.,
  M.D. ....................    III          B Common       75    Retired as President of MCW Research     1982
                                            D Common             Foundation, a medical organization, a
                                                                 position he held since 1984.
                                                                 President of the Medical College of
                                                                 Wisconsin from 1977 to 1984. Director
                                                                 of Nancy Sayles Day Foundation,
                                                                 Bigelow Laboratories for Ocean
                                                                 Science, and Senior Member, Institute
                                                                 of Medicine.
DIRECTORS WHOSE TERMS
EXPIRE IN 1997
- ---------------------
Martin Meyerson............    I            A Common       72    Chairman, University of Pennsylvania     1985
                                            C Common             Foundation, and President Emeritus
                                                                 and University Professor, University
                                                                 of Pennsylvania, since 1981;
                                                                 President, University of Pennsylvania
                                                                 from 1970 to 1981. Director of Penn
                                                                 Mutual Life Insurance Company, Avatar
                                                                 Holdings, Inc., First Fidelity
                                                                 Bancorporation (honorary) and Saint
                                                                 Gobain Corp. and its operating
                                                                 companies, CertainTeed and Norton;
                                                                 founding board member, the
                                                                 International Centre for the study of
                                                                 East Asian Development (Japan);
                                                                 Honorary President, International
                                                                 Association of Universities (Paris);
                                                                 President of the Foundation for the
                                                                 International Exchange of Scientific
                                                                 and Cultural Information by
                                                                 Telecommunications (Switzerland and
                                                                 U.S.); Senior Advisor, Taylor
                                                                 International.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
- ---------------------------  --------   -----------------  ---   -------------------------------------  --------
John H. Herrell............    I            A Common       54    Vice President and Chief                 1993
                                            C Common             Administrative Officer of Mayo
                                                                 Foundation since 1993. Prior thereto,
                                                                 Chief Financial Officer of Mayo
                                                                 Foundation since 1984 and various
                                                                 other capacities since 1968. Chairman
                                                                 of the Board of Kahler Realty
                                                                 Corporation, and a member of the
                                                                 Board of Advisory Directors, First
                                                                 Trust National Association, an
                                                                 affiliate of the First Bank System,
                                                                 Inc.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Dr. Martin Meyerson and Dr. Leonard W. Cronkhite, Jr. each made a late filing on Form 4.

                                 PROPOSAL NO. 2

              ADOPTION OF AMENDMENT TO THE 1992 STOCK OPTION PLAN

     On December 27, 1994, the Board of Directors of the Company adopted an amendment (the "Amendment") to the 1992 Stock Option Plan (the "1992 Plan"), subject to stockholder approval. The Amendment will increase the number of shares of Class B Common Stock that may be issued under the 1992 Plan from 400,000 to 1,000,000 shares. In addition, the Amendment limits the number of shares of Class B Common Stock that may be issued under the 1992 Plan to 200,000 per person. The Amendment will become effective only if approved by stockholders representing a majority of the aggregate voting power of the shares of outstanding Common Stock present and entitled to vote at the meeting. The essential features of the Amendment are summarized below.

     As of December 27, 1994, 196,599 options had been granted under the Company's 1985 Stock Option Plan and the 1992 Plan and had not been canceled, and therefore the number of shares of Class B Common Stock available for future grants under the 1992 Plan was 206,350. On December 27, 1994, 507,000 options were granted subject to stockholder approval of the Amendment. The Company believes that the Amendment offers more flexibility to the Company in the granting of options and that adoption of the Amendment is necessary to aid the Company in attracting and retaining officers and employees who are in a position to contribute materially to the successful conduct of the Company's business and affairs. The Amendment is intended to furnish additional incentives whereby present and future officers and employees may be encouraged to acquire, or to increase their holdings of, the Company's Class B Common Stock. The limit on the number of options which may be granted to any one person annually is necessary so that options under the 1992 Plan will constitute performance based compensation under certain provisions of the Internal Revenue Code of 1986.

     507,000 options have been granted under the 1992 Plan, as amended, subject to stockholder approval of the Amendment. The table below indicates grants of options which have been granted, subject to stockholder approval, to the named persons and to the indicated groups of persons. Other awards under the 1992 Plan, as amended, are not yet determinable. The closing price of the Company's Class B Common Stock on the New York Stock Exchange on April 6, 1995 was $25.125. The dollar value listed below is the excess of the closing price of the Company's Class B Common Stock on April 6, 1995 over the exercise price of the options.

                         PLAN BENEFITS GRANTED TO DATE
                       1992 STOCK OPTION PLAN, AS AMENDED

              NAME AND POSITION                   DOLLAR VALUE($)     NUMBER OF OPTIONS
- ----------------------------------------------    ---------------     -----------------
Alan B. Miller                                       $ 373,750             130,000
Kirk E. Gorman                                       $ 115,000              40,000
Richard C. Wright                                    $  92,000              32,000
Michael G. Servais                                   $  71,875              25,000
Steve G. Filton                                      $  63,250              22,000
All Current Executives as a Group                    $ 779,125             271,000
Non-Executive Directors as a Group                   $     -0-                 -0-
Non-Executive Officers, Employees as a Group         $ 678,500             236,000

DESCRIPTION OF THE 1992 PLAN

     The 1992 Plan, as amended, permits the granting of options to purchase an aggregate of 1,000,000 shares of the Company's Class B Common Stock to key employees of and consultants to the Company or any of its subsidiaries. As of December 31, 1994, approximately 100 employees were eligible to participate in the 1992 Plan. As of April 6, 1995, the closing price of the Class B Common Stock as quoted on the New York Stock Exchange was $25.125. Directors who perform services for the Company solely in their capacities as directors are not eligible to receive options under the 1992 Plan. The number of shares which may be issued under the 1992 Plan is subject to anti-dilution adjustments. Options granted under the 1992 Plan will not qualify as incentive stock plans under the federal income tax law.

     The 1992 Plan is administered by the Compensation and Stock Option Committee (the "Committee"), consisting of at least two members of the Board of Directors, chosen by the Board of Directors. No member of the Committee may receive an option under the 1992 Plan within one year prior to his or her becoming a member or at any time while he or she is a member. Subject to the provisions of the 1992 Plan, the Committee has the authority to determine the individuals to whom stock options will be granted, the number of shares to be covered by each option, the option price, the type of option, the option period, the vesting restrictions, if any, with respect to the exercise of the option, the terms for the payment of the option price and other terms and conditions. Payment for shares acquired upon exercise of an option may be made (as determined by the Committee) in cash, by promissory note or by shares of Class B Common Stock.

     All options must expire no later than ten years from the date of grant. In general, except as otherwise provided by the Committee, no option may be exercised after the termination of the optionee's service with the Company and subsidiaries. However, the option exercise is extended to twelve months after termination if the optionee's service is terminated by reason of disability or death.

     Options may not be transferred during the lifetime of an optionee. Subject to certain limitations set forth in the 1992 Plan and applicable law, the Board of Directors may amend or terminate the 1992 Plan. In any event, no stock options may be granted under the 1992 Plan after July 15, 2002.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a summary of the federal income tax consequences associated with options granted under the 1992 Plan. There are numerous special rules that are not discussed below but that should be considered by optionees before exercising an option or selling stock acquired upon the exercise of an option.

     In general, the holder of an option realizes ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company receives a corresponding deduction. (If the optionee is subject to the six-month restrictions on sale of Common Stock under Section 16(b) of the Securities Exchange Act of 1934, the optionee generally recognizes ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the optionee realizes capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised.

     In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. The optionee will realize ordinary income equal to the amount by which the fair market value of the Class B Common Stock received exceeds the exercise price (as if the exercise price were paid in cash). The rules relating to the use of previously-owned shares to exercise stock options are complicated. Optionees should consult their own tax advisors before any such exercise and/or before making a disposition of Common Stock acquired upon the exercise of an option with previously-owned shares.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

     The following table shows all the cash compensation paid or to be paid by the Company as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chairman of the Board, President, and Chief Executive Officer and the four highest paid executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                    ANNUAL COMPENSATION                      AWARDS
                                         -----------------------------------------   -----------------------   ALL OTHER
                                                                       OTHER         RESTRICTED   SECURITIES    COMPEN-
                                                                       ANNUAL          STOCK      UNDERLYING    SATION
                                FISCAL                            COMPENSATION ($)   AWARDS ($)    OPTIONS        ($)
  NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)   BONUS ($)         (a)             (b)          (#)          (c)
- ------------------------------- ------   ----------   ---------   ----------------   ----------   ----------   ---------
Alan B. Miller, Chairman of the
  Board, President, and Chief
  Executive Officer............  1994     $750,000    $336,000       $    4,588       $103,987      130,000     $11,882
                                 1993      710,004     340,800            4,102         94,767            0      11,821
                                 1992      683,280     273,312        1,992,269         68,328      100,000      11,754

Kirk E. Gorman, Senior Vice
  President, Treasurer and
  Chief Financial Officer......  1994     $216,246    $ 80,000       $   54,785       $ 24,554       40,000     $ 2,310
                                 1993      202,998      77,952                0         21,663            0       2,249
                                 1992      194,565      62,264           28,125         15,566            0       1,946

Richard C. Wright,
  Vice President...............  1994     $158,664    $118,000       $    6,828       $ 28,256       32,000     $ 2,310
                                 1993      150,552     104,577            1,095         25,359            0       2,249
                                 1992      142,161      84,586           40,108         21,146            0       2,182

Michael G. Servais,
  Vice President...............  1994     $172,500    $ 43,200       $        0       $115,526       30,000     $ 2,265
                                 1993      145,000      73,950                0         20,216        2,000       2,249
                                 1992      125,831           0                0         42,750            0       1,258

Steve G. Filton,
  Vice President...............  1994     $150,000    $ 48,000       $   10,852       $ 15,964       22,000     $ 2,250
                                 1993      139,998      53,900                0         15,040        3,000       2,074
                                 1992      127,998      23,040            5,750          5,760            0       1,920

- ---------------
(a) Other annual compensation for Mr. Alan B. Miller includes: (i) $630,750 in 1992 related to amounts forgiven under a 6.97% promissory note executed in connection with the grant in 1985 of restricted stock (a "1985 Stock Grant Loan"), (ii) $392,927 in 1992 related to forgiveness of principal under a non-interest bearing demand note, (iii) $272,714 in 1992 related to forgiveness of principal under loans made in connection with the exercise of stock options ("Option Loans"), (iv) $45,370 in 1992 related to interest credited on the 1985 Stock Grant Loan, (v) $630,094 in 1992 for income tax reimbursements related to the loan amounts forgiven and (vi) $4,588 in 1994, $4,102 in 1993 and $20,414 in 1992 for other compensation. Other annual compensation for Mr. Richard C. Wright includes: (i) $21,750 in 1992 related to amounts forgiven under a 6.97% promissory note executed in connection with a 1985 Stock Grant Loan, (ii) $3,265 in 1992 related to interest credited on the 1985 Stock Grant Loan, (iii) $13,050 in 1992 for income tax reimbursements related to the loan amounts forgiven and (vi) $6,828 in 1994, $1,095 in 1993 and $2,043 in 1992 related to forgiveness of principal under Option Loans. Other annual compensation for Messrs. Gorman and Filton in 1994 and 1992 represents forgiveness of principal under Option Loans.

(b) Restricted stock awards represent (i) the value of Class B Common Stock received by those executives in lieu of cash payments pursuant to the Company's 1992 Stock Bonus Plan ("Bonus Shares"), (ii) the vested portion of additional restricted shares ("Premium Shares") equal to 20% of the Bonus Shares and (iii) the value of the Class B Common Stock issued in connection with the 1990 Employee's Restricted Stock Purchase Plan (the "1990 Plan"). Restrictions on one-half of the Bonus Shares and the Premium Shares lapse after one year and restrictions on the remaining shares lapse after two years. Restrictions lapse as to one-third of the shares granted in 1992 under the 1990 Plan, in each of 1995, 1996 and 1997; and restrictions lapse as to one-third of the shares granted in 1994 under the 1990 Plan, in each of 1997, 1998 and 1999.

    Restricted stock awards for Mr. Alan B. Miller include: (i) $84,000 in 1994, $85,200 in 1993 and $68,328 in 1992 representing the value of the Bonus Shares and (ii) $19,987 in 1994 and $9,567 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Kirk E. Gorman include: (i) $20,000 in 1994, $19,488 in 1993 and $15,566 in
    1992 representing the value of the Bonus Shares and (ii) $4,554 in 1994 and $2,175 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Richard C. Wright include: (i) $22,000 in 1994, $22,394 in 1993 and $21,146 in 1992 representing the value of the Bonus Shares and (ii) $6,256 in 1994 and $2,965 in 1993 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Michael G. Servais include (i) $10,800 in 1994 and $18,488 in 1993 representing the value of the Bonus Shares, (ii) $5,351 in 1994 and $1,728 in 1993 representing the value of the Premium Shares and (iii) $99,375 in 1994 and $42,750 in 1992 representing the value of 5,000 shares and 3,000 shares, respectively, of the Company's Class B Common Stock, based on the closing market price of the shares on the dates of grant, issued in connection with the 1990 Plan. The value of the shares issued in connection with the 1990 Plan as of December 31, 1994 was $196,000 based on the closing market price of the shares on that date. Restricted stock awards for Mr. Steve G. Filton include: (i) $12,000 in 1994, $13,475 in 1993 and $5,760 in
    1992 representing the value of the Bonus Shares and (ii) $3,964 in 1994 and $1,565 in 1993 representing the value of the vested portion of the Premium Shares.

    At December 31, 1994, Messrs. Miller, Gorman, Wright, Servais and Filton held 6,985, 1,635, 1,758, 1,097 and 998 shares, respectively, of restricted Bonus Shares and Premium Shares, with a value based on the closing price of the shares on that date of $171,133, $40,058, $43,071, $26,877 and $24,451, respectively.

(c) All other compensation includes the Company's match of officers' contribution to the Company's 401(k) plan and, for Mr. Alan. B. Miller, the total includes $9,572 in each year related to term life insurance premiums paid by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                               --------------------------------------------------     POTENTIAL REALIZABLE
                               NUMBER OF    PERCENTAGE OF                               VALUE AT ASSUMED
                               SECURITIES       TOTAL                                    ANNUAL RATES OF
                               UNDERLYING      OPTIONS      EXERCISE                       STOCK PRICE
                                OPTIONS      GRANTED TO       PER                       APPRECIATION FOR
                                GRANTED       EMPLOYEES      SHARE                         OPTION TERM
                                  (#)         IN FISCAL      PRICE     EXPIRATION     ---------------------
            NAME                  (a)           YEAR         ($/SH)       DATE         5%($)       10%($)
- -----------------------------  ----------   -------------   --------   ----------     --------   ----------
Alan B. Miller...............    130,000          24%       $ 22.250     12/23/99     $799,500   $1,765,400
Kirk E. Gorman...............     40,000           7%       $ 22.250     12/23/99     $246,000   $  543,200
Richard C. Wright............     32,000           6%       $ 22.250     12/23/99     $196,800   $  434,560
Michael G. Servais...........      5,000           1%       $ 19.625     01/18/99     $ 27,100   $   59,900
Michael G. Servais...........     25,000           5%       $ 22.250     12/23/99     $153,750   $  339,500
Steve G. Filton..............     22,000           4%       $ 22.250     12/23/99     $135,300   $  298,760

- ---------------
(a) Options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                                  NUMBER OF                     VALUE OF
                                                            SECURITIES UNDERLYING            UNEXERCISED IN-
                                                                 UNEXERCISED                    THE-MONEY
                                                                 OPTIONS AT                    OPTIONS AT
                                  SHARES       VALUE         FISCAL YEAR-END(#)           FISCAL YEAR-END($)(2)
                                ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
             NAME               EXERCISE(#)    ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ------------------------------  -----------   --------   -----------   -------------   -----------   -------------
Alan B. Miller................        0       $      0      50,000        180,000       $ 606,250      $ 898,750
Kirk E. Gorman................      750       $ 11,344           0         40,000       $       0      $  90,000
Richard C. Wright.............        0       $      0           0         32,000       $       0      $  72,000
Michael G. Servais............        0       $      0       6,000         32,000       $  93,875      $ 101,750
Steve G. Filton...............      500       $  9,625       2,250         24,750       $  21,469      $  75,906

- ---------------
(1) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on the date of exercise.

(2) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 30, 1994.

                              EMPLOYMENT CONTRACT

     The Company and Alan B. Miller have entered into an employment contract pursuant to which Mr. Miller will act as President and Chief Executive Officer of the Company until December 31, 1997, which period is subject to extension at the option of Mr. Miller or the Company until December 31, 2002. In addition, the Agreement provides for a five-year consulting arrangement commencing upon termination of Mr. Miller's active employment, during which period he will be paid an annual fee equal to one-half of his base salary at the date of expiration of the term of active employment. During the period of his active employment, Mr. Miller was entitled to a salary of $675,000 for the year ended December 31, 1992, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year. Mr. Miller is also entitled to an annual bonus of at least $100,000 and payment of insurance premiums, including income tax reimbursements, of $13,674 per annum, as well as such other compensation as the Board of Directors may determine in its discretion. Mr. Miller may be discharged only for cause or permanent disability.

EXECUTIVE RETIREMENT INCOME PLAN

     In October 1993, the Board of Directors adopted the Executive Retirement Income Plan pursuant to which certain management or other highly compensated employees designated by the Board of Directors who have completed at least 10 years of active employment with the Company may receive retirement income benefits. The monthly benefit is payable to a participant who retires after he or she reaches age 62 and is equal to 3% of the employee's average monthly base salary over the three years preceding retirement multiplied by the number of full years (not to exceed 10) of the participant's active employment following the first 10 years of the participant's employment with the Company. Payment of the benefit will be made in 60 monthly installments following the participant's retirement date. Under certain circumstances, the participant may be entitled to elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. The estimated annual benefits payable (for the 60 months in which the participant receives benefits) upon retirement at age 65 for each of Alan B. Miller, Kirk E. Gorman, Richard C. Wright, Michael G. Servais and Steve G. Filton, assuming their annual compensation increases by 4% annually, would be $284,843, $136,749, $89,198, $93,247 and $124,825, respectively. If an employee ceases employment with the Company prior to age 62, no retirement income will be payable to the participant unless the Board of Directors determines otherwise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Committee of the Board of Directors was comprised during 1994 of three non-employee directors, Anthony Pantaleoni, Robert H. Hotz and John H. Herrell. Anthony Pantaleoni is a partner in Fulbright & Jaworski L.L.P., which serves as the Company's principal outside counsel.

                        COMMITTEE REPORT TO SHAREHOLDERS

     The report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     The Committee regularly reviews and, with any changes it believes appropriate, approves the Company's compensation program. The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received by stockholders.

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should encourage increased stockholder value.

     - Compensation programs should support the short-term and long-term strategic business goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.

     - Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

     The Company's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

     The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and general economic conditions.

SHORT-TERM INCENTIVES

     On May 18, 1994, the Company's stockholders approved the adoption of the Company's 1994 Executive Incentive Plan. Pursuant to that Plan, at the start of each fiscal year, during the budgeting process, target levels of net income and return on assets for the Company as a whole ("Company Targets") and target levels of net income for each of the Company's individual divisions and facilities ("Division Targets") are recommended by senior management of the Company and approved by the Committee of the Board of Directors which administers the Plan. In accordance with the Plan, a subcommittee consisting of Messrs. Herrell and Hotz established salary and bonus targets in March 1994 for the 1994 calendar year, and in March 1995 for the 1995 calendar year, and will establish salary and bonus targets for future years in accordance with tax law requirements. The Committee expects to continue the basic policies outlined below. All senior executives of the Company, including heads of divisions and facilities, have the opportunity to earn as a bonus for a fiscal year an amount equal to a portion of their base salary for that fiscal year, depending on whether and to what extent the Company Targets and/or the Division Targets are achieved. For fiscal 1994, (i) Alan B. Miller, the Company's Chairman and President, was entitled to a bonus of 50% of his base salary if the Company Targets were achieved, (ii) Kirk E. Gorman, the Company's Senior Vice President, and Steve G. Filton, a Vice President of the Company, were entitled to a bonus of 40% and 35%, respectively, of their respective base salaries if the Company Targets were achieved, (iii) Michael G. Servais, Vice President of the Company, was entitled to a bonus of 35% of his base salary if the Company Targets and the Division Targets were achieved and (iv) Richard C. Wright, Vice President of the Company, was entitled to a bonus of 30% of his base salary if the Company Targets and the Division Targets were achieved. Seventy-five percent (75%) of the respective bonuses of Messrs. Servais and Wright were determined based on the achievement of the Division Targets, and the remaining 25% of such bonuses were determined based on the achievement of the Company Targets. Depending upon the actual performance of the Company and the Divisions compared to

Company Targets and/or the Division Targets, the senior executives can receive bonuses up to 125% of their base salaries.

     The Company's Stock Option and Compensation Committee approved payment of discretionary bonuses based on 1994 performance to Messrs. Gorman, Filton, Servais and Wright in the amount of $3,122, $1,200, $4,945, and $8,852, respectively. Mr. Wright also received $30,000 of bonuses related to certain hospital acquisitions either completed or significantly completed in 1994.

LONG-TERM INCENTIVES

     Stock options are granted from time to time to reward key employees' contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over four years and executives must be employed by the Company for such options to vest.

1994 COMPENSATION

     The base salary for the Chairman and President was increased during 1994 to $750,000. This represents a 6% increase over 1993. Further, the bonus of the Chairman and President for 1994, determined as set forth above, was $420,000 (including $84,000 in restricted stock), reflecting 56% of his base salary.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during 1994 adequately reflect the Company's compensation goals and policies.

                                  COMPENSATION AND STOCK OPTION COMMITTEE

                                  John H. Herrell
                                  Robert H. Hotz
                                  Anthony Pantaleoni

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       (THE COMPANY, S&P 500, PEER GROUP)

                                   UNIVERSAL
      MEASUREMENT PERIOD          HEALTH SER-
    (FISCAL YEAR COVERED)         VICES, INC.      S & P 500      PEER GROUP
1989                                    100.00          100.00          100.00
1990                                     98.65           96.89           94.08
1991                                    148.65          126.42           75.71
1992                                    152.70          136.05           84.04
1993                                    218.92          149.76          134.76
1994                                    264.86          151.74          150.84

     The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, the peer group and the S&P 500 Composite is based on the stock price or composite index at the end of fiscal 1989.

     The above graph compares the performance of the Company with that of the S&P 500 Composite and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are as follows: American Medical Holdings, Inc., Columbia/HCA Healthcare Corporation, Community Psychiatric Centers, Health Management Associates, Inc., HealthTrust, Inc., OrNda HealthCorp., and Ramsay Health Care, Inc.

     In February of 1994, Columbia/HCA Healthcare Corporation (formerly Columbia Healthcare Corporation) acquired HCA-Hospital Corporation of America pursuant to a merger transaction. Included in the peer group index for January of 1990 through mid-February of 1994 is the cumulative total return data for HCA-Hospital Corporation of America and Columbia Healthcare Corporation, and included in the peer group index for the remainder of 1994 is the cumulative total return data for Columbia/HCA Healthcare Corporation.

Galen Health Care, Inc., which was included in the peer group index prior to September 1, 1993, was acquired by Columbia/HCA Healthcare Corporation in September of 1993 and is included in the Columbia/HCA Healthcare Corporation cumulative total return data since the date of acquisition.

                           COMPENSATION OF DIRECTORS

     The non-employee directors are compensated for their service on the Board of Directors and Committees of the Board on an annual basis at $20,000 each.

     Pursuant to the Company's Non-Employee Director Stock Option Plan, each director of the Company, other than Mr. Hotz and Mr. Herrell, was granted options to purchase 2,000 shares of the Class B Common Stock of the Company at an exercise price of $9.00 per share in March 1989. All options were exercised prior to their expiration date on March 15, 1994. In January 1994, under the Amended and Restated Non-Employee Director Stock Option Plan, each non-employee director of the Company received an option to purchase 2,500 shares of the Class B Common Stock of the Company at an exercise price of $19.625 per share. These options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

                               BOARD OF DIRECTORS

     Meetings of the Board. Regular meetings of the Board are generally held every other month, while special meetings are called when necessary. Before each Board or Committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 1994, there were nine Board meetings. All current directors attended more than 75% of the meetings of the Board and of committees of the Board on which they served.

     The Executive Committee, the Compensation and Stock Option Committee, the Audit Committee, and the Finance Committee are the standing committees of the Board of Directors, and may meet concurrently with the Board of Directors' meetings.

     Executive Committee. The Executive Committee has the responsibility, between meetings of the Board of Directors of the Company, to advise and aid the officers of the Company in all matters concerning the management of the business and, while the Board is not in session, has the power and authority of the Board to the fullest extent permitted under law. The Executive Committee met once in 1994. Members of the Committee are Alan B. Miller, Leonard W. Cronkhite, Jr., M.D., and Anthony Pantaleoni.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee has responsibility for reviewing and recommending to the Board of Directors the compensation levels of officers and directors of the Company and its subsidiaries and the administration of the 1990 Employees' Restricted Stock Purchase Plan, the 1992 Corporate Ownership Program, the 1992 Stock Bonus Plan, and the 1992 Stock Option Plan. This Committee met seven times in 1994. The members of this Committee are Anthony Pantaleoni, Robert H. Hotz and John H. Herrell. A subcommittee of the Compensation and Stock Option Committee, comprised of Messrs. Herrell and Hotz, will administer the 1994 Executive Incentive Plan.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It recommends the firm to be appointed independent auditor, reviews the scope and results of the audit with the independent auditors and considers the adequacy of the internal accounting and control procedures of the

Company. The Audit Committee met twice in 1994. Members of this Committee are Sidney Miller, Leonard W. Cronkhite, Jr., M.D., Martin Meyerson, and John H. Herrell.

     Finance Committee. The Finance Committee is responsible for reviewing the Company's cash flow and capital commitments and is charged with overseeing its long-term financial planning. The Finance Committee did not meet in 1994. Members of this Committee are Alan B. Miller, Sidney Miller and Robert H. Hotz.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1994, in connection with the relocation of Michael G. Servais from California to Pennsylvania, the Company purchased his California residence for total consideration of $1,088,000 including cash of $988,000 and restricted stock with a market value on the date of the transaction of $100,000. In connection with this transaction, the Company issued 3,846 restricted shares of Class B Common Stock of which 1,923 shares vested on January 1, 1995 and the remaining 1,923 shares are scheduled to vest on July 1, 1995.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has been retained by the Board of Directors, on the recommendation of the Audit Committee, to perform all accounting and audit services during the 1995 fiscal year. It is anticipated that representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

                        EXPENSES FOR PROXY SOLICITATION

     The principal solicitation of proxies is being made by mail; however, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                    FOR PRESENTATION AT 1996 ANNUAL MEETING

     Any proposal that a stockholder wishes to present for consideration at the 1996 Annual Meeting must be received by the Company no later than December 23, 1995. This date provides sufficient time for inclusion of the proposal in the 1996 proxy materials.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

     YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                                     SIDNEY MILLER
                                                       Secretary

King of Prussia, Pennsylvania
April 20, 1995

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, UNIVERSAL HEALTH SERVICES, INC., UNIVERSAL CORPORATE CENTER, 367 SOUTH GULPH ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

PROXY                                                                  CLASS B
- -----                                                               COMMON STOCK
                                                                       CLASS D
                                                                    COMMON STOCK




                        UNIVERSAL HEALTH SERVICES, INC.

                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 17, 1995

Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 7, 1995, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 17, 1995 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                              FOLD AND DETACH HERE

                        UNIVERSAL HEALTH SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                            MAY 17, 1995, 10:00 A.M.

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA.

1. The election of a Director              2. Adoption of the Amendment                Discretionary authority is hereby granted
   Nominee is Robert H. Hotz                  to the 1992 Stock Option Plan.           with respect to such other matters as may
                                                                                       properly come before the meeting.


    FOR     AGAINST     ASBSTAIN                 FOR     AGAINST     ABSTAIN


                        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE FOR DIRECTOR, AND FOR ADOPTION OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN.

                        DATED:
                              -------------------------------------------------
                        SIGNATURE:
                                  ---------------------------------------------
                        SIGNATURE:
                                  ---------------------------------------------
                        IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

                        The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

        ----------------------------------------------
         "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
         PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
        ----------------------------------------------

                        FOLD AND DETACH HERE




                                ANNUAL MEETING
                                      OF
                 UNIVERSAL HEALTH SERVICES, INC. STOCKHOLDERS
                            WEDNESDAY, MAY 17, 1995
                                  10:00 A.M.
                          UNIVERSAL CORPORATE CENTER
                             367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA



- -------------------------------------------------------------------------------

                                    AGENDA
                                    ------

   -  Election of Directors
   -  Adoption of the Amendment to the 1992 Stock Option Plan
   -  Discussion on matters of current interest

- -------------------------------------------------------------------------------

    PROXY                                                      CLASS A
                                                            COMMON STOCK
                                                               CLASS C
                                                            COMMON STOCK
                        UNIVERSAL HEALTH SERVICES, INC.
                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 17, 1995

    Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 7, 1995 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 17, 1995, at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

            PLEASE MARK YOUR CHOICE LIKE THIS  IN BLUE OR BLACK INK

/ /        ------------------------            ------------------------            ------------------------
           ACCOUNT NUMBER                      CLASS A COMMON                      CLASS C COMMON
- ----------------------------------------------------------------------------------------------------------------------------------
1. The Election of a Director: Nominee is Anthony Pantaleoni                        3. Discretionary authority is hereby granted
                                                                                       with respect to such other matters as may
  / / For Nominee                     / / Withheld from                                properly come before the meeting.
                                          Nominee
                                                                                    ----------------------------------------------
- ------------------------------------------------------------------------               DATED:
           2. Adoption of the Amendment to the 1992 Stock Option Plan                         ------------------------------------
           FOR                    AGAINST                    ABSTAIN                   SIGNATURE: --------------------------------
                                                                                       SIGNATURE: --------------------------------
           / /                                                                         IMPORTANT: Please sign exactly
- ------------------------------------------------------------------------               as name appears at the left.
                                                                                       Each joint owner shall sign.
                                                                                       Executors, administrators,
                                                                                       trustees, etc. should give full
                                                                                       title.

                                                                                       The above-signed acknowledges  receipt of
                                                                                       the Notice of Annual Meeting of Stockholders
                                                                                       and the Proxy Statement furnished therewith.
- ----------------------------------------------------------------------------------------------------------------------------------
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR
ELECTION OF THE NOMINEE FOR DIRECTOR, AND FOR ADOPTION OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN.
- ----------------------------------------------------------------------------------------------------------------------------------
